                                                              Exhibit (23)


                            ARTHUR ANDERSEN LLP




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-9732, No. 33-29681,
No. 33-47629, No. 33-64044, No. 33-51877, No. 33-57719, No. 33-60007,
No. 33-61595 and No. 33-62573.


                                         Arthur Andersen LLP


Detroit Michigan
 February 23, 1996